UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00041
                 ---------------------------------------------

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         450 Lexington Avenue, Suite 3300, New York, New York 10017-3911
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Eugene S. Stark
                    General American Investors Company, Inc.
                            450 Lexington Avenue
                                Suite 3300
                       New York, New York  10017-3911
                  (Name and address of agent for service)

                                    Copy to:
                           John E. Baumgardner, Jr., Esq.
                             Sullivan & Cromwell LLP
                                125 Broad Street
                            New York, New York 10004


        Registrant's telephone number, including area code: 212-916-8400

Date of fiscal year end:  December 31

Date of reporting period: June 30, 2007

ITEM 1.  REPORTS TO STOCKHOLDERS.

                           GENERAL AMERICAN INVESTORS
                                  COMPANY, INC.


                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2007

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange




                              450 LEXINGTON AVENUE
                               NEW YORK, NY  10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the six months ended June 30, 2007, the net asset value per common share increased by 11.3%, while the investment return to our stockholders was 9.2%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 7.0%. For the twelve months ended June 30, 2007, the return on the net asset value per Common Share was 23.0%, and the return to our stockholders was 21.6%; these compare with a return of 20.5% for the S&P 500. During each period, the discount at which our shares traded continued to fluctuate and on June 30, 2007, it was 10.2%.

As set forth in the accompanying financial statements (unaudited), as of June 30, 2007, the net assets applicable to the Company's Common Stock were $1,319,084,730 equal to $45.14 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2007 was $133,915,605. During this period, the net realized gain on securities sold was $128,919,725, and the increase in net unrealized appreciation was $3,755,733. Net investment income for the six months was $7,190,147, and distributions to Preferred Stockholders amounted to $5,950,000.

During the six months, 364,300 shares of the Company's Common Stock were repurchased for $14,343,113 at an average discount from net asset value of 10.3%.

The year to date has produced meaningful capital gains, though it may be difficult to sustain this performance over the balance of the year. One of the main concerns is rising interest rates, which reflect the impact of higher fuel and food costs, among other factors, on inflation. Higher borrowing costs could dampen the flow of deals, which is thought to be an important part of the foundation currently supporting equities.

Although it's difficult to argue that stocks are now undervalued, if interest rates are trending up, sufficient liquidity appears to be available, at compelling prices, to generally support financial assets. Despite the housing slump and its attendant subprime loan problems, the U.S. economy seems to be expanding again. Jobless claims and unemployment remain relatively low, the trade deficit appears to have stabilized, the dollar's decline has been orderly, and global growth remains robust.

We are pleased to report that, on July 11, 2007, Messrs. Rodney B. Berens and Daniel M. Neidich were appointed to the Board of Directors. Mr. Berens is founding partner of Berens Capital Management LLC and previously served as Head of Global Equities at Salomon Brothers and as a member of the firm's Operating Committee. Mr. Neidich is founding partner and Co-Chief Executive Officer of Dune Capital Management LP. and previously served as a member of Goldman Sachs' Management Committee, co-head of its Merchant Banking Division, and Chairman of the Whitehall Investment Committee. Messrs. Berens and Neidich each serve as directors or trustees of numerous business, community, and eleemosynary organizations. Their familiarity with investment management and the securities industries should be of great value to the Company in the future.

We are also pleased to report that Joseph T. Stewart, Jr., a member of the Board of Directors of the Company since 1987, has been appointed by his fellow independent directors to serve as the Company's Lead Independent Director in order to maintain good governance practices in view of combining the offices of the Chairman and Chief Executive Officer at the Company's recent annual meeting.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through June 30, 2007. It can be accessed on the internet at www.generalamericaninvestors.com(.)

By Order of the Board of Directors,

General American Investors Company, Inc.

Spencer Davidson

Chairman of the Board
President and Chief Executive Officer
July 11, 2007

2         STATEMENT OF ASSETS AND LIABILITIES June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

ASSETS
--------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common and preferred stocks (cost $857,833,159)                                           $1,491,824,793
   Corporate note (cost $24,210,900)                                                             24,812,500
   Money market fund (cost $1,054,428)                                                            1,054,428
                                                                                             --------------
      Total investments (cost $883,098,487)                                                   1,517,691,721

CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                      $440,895
   Receivable for securities sold                                           3,234,095
   Deposits with broker for options written                                    23,085
   Dividends, interest and other receivables                                1,115,675
   Pension asset, excess funded                                             8,908,039
   Prepaid expenses and other assets                                          214,759            13,936,548
                                                                            ---------         -------------
   TOTAL ASSETS                                                                               1,531,628,269

LIABILITIES
--------------------------------------------------------------------------------
   Payable for securities purchased                                         2,866,112
   Preferred dividend accrued but not yet declared                            231,389
   Outstanding options written, at value
      (premium received $23,085) (note 1a)                                     15,610
   Pension benefit liability                                                3,352,474
   Accrued thrift plan expense                                              3,306,942
   Accrued expenses and other liabilities                                   2,771,012
                                                                            ---------

TOTAL LIABILITIES                                                                                12,543,539

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
      8,000,000 shares at a liquidation value of $25 per share (note 2)                         200,000,000
                                                                                                -----------

NET ASSETS APPLICABLE TO COMMON STOCK - 29,224,898 shares (note 2)                           $1,319,084,730
                                                                                             ==============
NET ASSET VALUE PER COMMON SHARE                                                                     $45.14
                                                                                                     ======

NET ASSETS APPLICABLE TO COMMON STOCK
--------------------------------------------------------------------------------
   Common Stock, 29,224,898 shares at par value (note 2)                  $29,224,898
   Additional paid-in capital (note 2)                                    524,115,063
   Undistributed realized gain on investments                             127,204,676
   Undistributed net investment income                                      9,409,064
   Accumulated other comprehensive income (note 5)                            711,709
   Unallocated distributions on Preferred Stock                            (6,181,389)
   Unrealized appreciation on investments and options written             634,600,709
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                        $1,319,084,730
                                                                                             ==============

(see notes to financial statements)

3       STATEMENT OF OPERATIONS Six Months Ended June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $298,820)               $11,946,944
   Interest                                                                 1,506,642            $13,453,586
                                                                          ----------


EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      3,997,967
   Administration and operations                                            1,550,678
   Office space and general                                                   272,513
   Directors' fees and expenses                                               136,163
   Auditing and legal fees                                                    105,000
   Transfer agent, custodian and registrar fees and expenses                   78,243
   Stockholders' meeting and reports                                           67,053
   Miscellaneous taxes                                                         55,822              6,263,439
                                                                            ---------             ----------
NET INVESTMENT INCOME                                                                              7,190,147

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS AND OPTIONS WRITTEN  (NOTES 1d AND 4)
------------------------------------------------------------------------------------------------------------------------------------

   Net realized gain on investments (long-term,
      except for $9,198,910)                                              128,919,725
   Net increase in unrealized appreciation                                  3,755,733
                                                                          -----------
NET GAIN ON INVESTMENTS                                                                          132,675,458

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                            (5,950,000)
                                                                                                 ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $133,915,605
                                                                                                 ============
(see notes to financial statements)

4                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Six Months
                                                                              Ended              Year Ended
                                                                          June 30, 2007         December 31,
                                                                           (Unaudited)              2006
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   $7,190,147           $10,007,624
   Net realized gain on investments                                       128,919,725            86,176,349
   Net increase in unrealized appreciation                                  3,755,733            51,196,338
                                                                          -----------           -----------
                                                                          139,865,605           147,380,311
                                                                          -----------           -----------
   Distributions to Preferred Stockholders:
      From net income                                                           -                (1,092,608)
      From short-term capital gains                                             -                  (168,288)
      From long-term capital gains                                              -               (10,639,104)
      Unallocated distributions                                            (5,950,000)                 -
                                                                          -----------           ------------
      Decrease in net assets from Preferred distributions                  (5,950,000)           (11,900,000)
                                                                          -----------           ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          133,915,605            135,480,311
                                                                          -----------           ------------
OTHER COMPREHENSIVE INCOME                                                     59,150                652,559
                                                                          -----------           ------------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net income                                                              -                 (8,230,843)
   From short-term capital gains                                                -                 (1,262,677)
   From long-term capital gains                                                 -                (79,790,662)
                                                                          -----------           ------------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                                -                (89,284,182)
                                                                          -----------           ------------

CAPITAL SHARE TRANSACTIONS (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of distributions                    -                 48,748,838
   Cost of Common Shares purchased                                        (14,343,113)           (29,086,092)
                                                                          -----------            -----------
INCREASE (DECREASE) IN NET ASSETS - CAPITAL TRANSACTIONS                  (14,343,113)            19,662,746
                                                                          -----------            -----------
NET INCREASE IN NET ASSETS                                                119,631,642             66,511,434

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                     1,199,453,088          1,132,941,654
                                                                        -------------          -------------

END OF PERIOD (including undistributed net investment income of
     $9,409,064 and $2,218,917, respectively)                          $1,319,084,730         $1,199,453,088
                                                                       ==============         ==============
(see notes to financial statements)

5                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2007 and for each year in the five-year period ended December 31, 2006. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                           Six Months
                                             Ended                             Year Ended December 31,
                                         June 30, 2007   ------------------------------------------------------------
                                          (Unaudited)       2006      2005      2004          2003       2002
                                         ------------    ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period     $40.54       $39.00    $35.49     $33.11      $26.48         $35.14
                                         ---------    ---------   -------    -------     -------       --------
   Net investment income                       .25          .34       .19        .32         .03            .19
   Net gain (loss) on investments -
      realized and unrealized                 4.55         4.72      5.85       3.48        7.72          (7.88)
   Other comprehensive income                    -          .03         -          -          -               -
                                         ---------    ---------   -------    -------     -------       --------
   Less distributions on Preferred Stock:
      Dividends from net investment income       -         (.04)     (.03)      (.09)       (.01)          (.12)
      Distributions from net short-term
        capital gains                            -         (.01)     (.08)         -          -               -
      Distributions from net long-term
        capital gains                            -         (.36)     (.30)      (.32)       (.35)          (.23)
      Unallocated                             (.20)           -         -          -           -              -
                                         ---------    ---------   -------    -------     -------       --------
                                              (.20)        (.41)     (.41)      (.41)       (.36)          (.35)
                                         ---------    ---------   -------    -------     -------       --------
   Total from investment operations           4.60         4.68      5.63       3.39        7.39          (8.04)
                                         ---------    ---------   -------    -------     -------       --------

   Distributions on Common Stock:
      Dividends from net investment income       -         (.29)     (.15)      (.23)       (.02)          (.02)
      Distributions from net short-term
        capital gains                            -         (.04)     (.44)         -           -           (.19)
      Distributions from net long-term
        capital gains                            -        (2.81)    (1.53)      (.78)       (.52)          (.41)
                                          ---------    ---------   -------    -------     -------       --------
                                                 -        (3.14)    (2.12)     (1.01)       (.54)          (.62)
                                          ---------    ---------   -------    -------     -------       --------

   Capital Stock transaction -
     effect of Preferred Stock offering          -            -         -          -        (.22)             -
                                         ---------    ---------   -------    -------     -------       --------
    Net asset value, end of period          $45.14       $40.54    $39.00     $35.49      $33.11         $26.48
                                         =========    =========   =======    =======     =======       ========

    Per share market value, end of period   $40.55       $37.12    $34.54     $31.32      $29.73         $23.85
                                         =========    =========   =======    =======     =======       ========

TOTAL INVESTMENT RETURN - Stockholder
      return, based on market price
      per share                                9.24%*     16.78%    17.40%      8.79%      27.01%        (27.21)%
RATIOS AND SUPPLEMENTAL DATA
    Net assets applicable to Common
      Stock, end of period
      (000's omitted)                   $1,319,085  $1,199,453 $1,132,942 $1,036,393    $986,335       $809,192
    Ratio of expenses to average net assets
      applicable to Common Stock              1.00%**      1.06%      1.25%      1.15%      1.23%          0.92%
    Ratio of net income to average net assets
      applicable to Common Stock              1.15%**      0.86%      0.51%      0.94%      0.13%          0.61%
    Portfolio turnover rate                  23.24%*      19.10%     20.41%     16.71%     18.62%         22.67%
PREFERRED STOCK
    Liquidation value, end of
      period (000's omitted)              $200,000     $200,000   $200,000   $200,000   $200,000       $150,000
    Asset coverage                             760%         700%       666%       618%       593%           639%
   Liquidation preference per share         $25.00       $25.00     $25.00     $25.00     $25.00         $25.00
   Market value per share                   $24.20       $25.44     $24.07     $24.97     $25.04         $25.85

  *Not annualized
 **Annualized

6   STATEMENT OF INVESTMENTS June 30, 2007  (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE (3.9%)
------------------------------------------------------------------------------------------------------------------------------------
    254,900     Textron Inc.                                                                        $28,067,039
    325,000     United Technologies Corporation                                                      23,052,250
                                                                                                     ----------
                                                                       (COST $47,844,103)            51,119,289
                                                                                                     ----------
BUILDING AND REAL ESTATE (6.4%)
------------------------------------------------------------------------------------------------------------------------------------
  2,280,483     CEMEX, S.A. de C.V. ADR                                (COST $31,628,612)            84,149,822
                                                                                                     ----------

COMMUNICATIONS AND INFORMATION SERVICES (10.7%)
------------------------------------------------------------------------------------------------------------------------------------
     346,000    Avaya Inc. (a)                                                                        5,826,640
     900,000    Cisco Systems, Inc. (a)                                                              25,065,000
     525,000    Dow Jones & Company, Inc.                                                            30,161,250
     324,100    Lamar Advertising Company Class A (a)                                                20,340,516
     800,000    QUALCOMM Incorporated                                                                34,712,000
   1,225,000    Sprint Nextel Corporation                                                            25,369,750
                                                                                                    -----------
                                                                      (COST $109,843,903)           141,475,156
                                                                                                    -----------

COMPUTER SOFTWARE AND SYSTEMS (6.4%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Activision, Inc. (a)                                                                 13,069,000
   1,360,000    Dell Inc. (a)                                                                        38,828,000
     420,000    Microsoft Corporation                                                                12,377,400
      55,000    Nintendo Co., Ltd.                                                                   20,012,300
                                                                                                    -----------
                                                                       (COST $68,508,936)            84,286,700
                                                                                                    -----------

CONSUMER PRODUCTS AND SERVICES (5.9%)
------------------------------------------------------------------------------------------------------------------------------------
     350,000    Diageo plc ADR                                                                       29,158,500
     300,000    Heineken N. V.                                                                       17,652,000
      41,000    Nestle S.A.                                                                          15,617,310
     235,000    PepsiCo, Inc.                                                                        15,239,750
                                                                                                     ----------
                                                                       (COST $56,398,431)            77,667,560
                                                                                                     ----------

ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (4.1%)
------------------------------------------------------------------------------------------------------------------------------------
     881,500    Republic Services, Inc.                                                              27,009,160
     680,000    Waste Management, Inc.                                                               26,554,000
                                                                                                    -----------
                                                                       (COST $39,285,764)            53,563,160
                                                                                                    -----------
FINANCE AND INSURANCE (24.1%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (6.3%)
   ---------------------------------------------------------------------------------------------------------------------------------
     350,000    Bank of America Corporation                                                          17,111,500
     315,000    M&T Bank Corporation                                                                 33,673,500
     625,000    Wachovia Corporation                                                                 32,031,250
                                                                                                     ----------
                                                                       (COST $21,166,709)            82,816,250
                                                                                                     ----------
   INSURANCE (15.6%)
   ---------------------------------------------------------------------------------------------------------------------------------
     275,000    The Allstate Corporation                                                             16,915,250
     335,000    American International Group, Inc.                                                   23,460,050
     275,000    Annuity and Life Re (Holdings), Ltd. (a)                                                165,000
     335,000    Arch Capital Group Ltd. (a)                                                          24,300,900
     365,000    AXIS Capital Holdings Limited                                                        14,837,250
         275    Berkshire Hathaway Inc. Class A (a)                                                  30,105,625
     390,000    Everest Re Group, Ltd.                                                               42,369,600
     265,000    MetLife, Inc.                                                                        17,087,200
     310,000    PartnerRe Ltd.                                                                       24,025,000
     175,000    Transatlantic Holdings, Inc.                                                         12,447,750
                                                                                                    -----------
                                                                       (COST $78,616,754)           205,713,625
                                                                                                    -----------
   OTHER (2.2%)
   ---------------------------------------------------------------------------------------------------------------------------------
      10,000    Epoch Holding Corporation Series A Convertible Preferred 4.6% (d)                    22,369,640
     913,300    MFA Mortgage Investments, Inc.                                                        6,648,824
                                                                                                     ----------
                                                                       (COST $16,824,776)            29,018,464
                                                                                                     ----------
                                                                      (COST $116,608,239)           317,548,339
                                                                                                    -----------

7       STATEMENT OF INVESTMENTS June 30, 2007 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS (continued)                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (5.1%)
------------------------------------------------------------------------------------------------------------------------------------
  PHARMACEUTICALS (4.5%)
  ----------------------------------------------------------------------------------------------------------------------------------
     100,000    Alkermes, Inc. (a)                                                                   $1,460,000
     170,000    Biogen Idec Inc. (a)                                                                  9,095,000
     604,900    Cytokinetics, Incorporated (a)                                                        3,417,685
     200,000    Genentech, Inc. (a)                                                                  15,132,000
     275,000    Novo Nordisk B                                                                       29,991,500
                                                                                                     ----------
                                                                       (COST $30,509,215)            59,096,185
                                                                                                     ----------
  MEDICAL INSTRUMENTS AND DEVICES (0.6%)
  ----------------------------------------------------------------------------------------------------------------------------------
     170,000    Medtronic, Inc.                                           (COST $456,553)             8,816,200
                                                                                                     ----------
                                                                       (COST $30,965,768)            67,912,385
                                                                                                     ----------
MACHINERY AND EQUIPMENT (2.0%)
------------------------------------------------------------------------------------------------------------------------------------
   1,150,000    ABB Ltd. ADR                                           (COST $12,430,211)            25,990,000
                                                                                                     ----------
METAL (1.4%)
------------------------------------------------------------------------------------------------------------------------------------
     146,100    Carpenter Technology Corporation                       (COST $18,260,714)            19,038,291
                                                                                                     ----------
MISCELLANEOUS (5.6%)
------------------------------------------------------------------------------------------------------------------------------------
                Other (b)                                              (COST $71,644,755)            74,153,321
                                                                                                     ----------
OIL & NATURAL GAS (INCLUDING SERVICES) (17.4%)
------------------------------------------------------------------------------------------------------------------------------------
     600,000    Apache Corporation                                                                   48,954,000
     850,000    Halliburton Company                                                                  29,325,000
   1,000,000    Patterson-UTI Energy, Inc.                                                           26,210,000
   3,000,000    Talisman Energy Inc.                                                                 57,990,000
   1,220,000    Weatherford International Ltd. (a)                                                   67,392,800
                                                                                                   ------------
                                                                      (COST $133,870,713)           229,871,800
                                                                                                   ------------
RETAIL TRADE (16.7%)
------------------------------------------------------------------------------------------------------------------------------------
     630,000    Costco Wholesale Corporation                                                         36,867,600
     591,000    Dollar General Corporation                                                           12,954,720
   1,378,000    The Home Depot, Inc. (c)                                                             54,224,300
     483,000    Target Corporation                                                                   30,718,800
   2,100,000    The TJX Companies, Inc.                                                              57,750,000
     575,000    Wal-Mart Stores, Inc.                                                                27,663,250
                                                                                                    -----------
                                                                       (COST $85,722,795)           220,178,670
                                                                                                    -----------
TECHNOLOGY (3.4%)
------------------------------------------------------------------------------------------------------------------------------------
     130,000    Intermec, Inc. (a)                                                                    3,290,300
   2,250,000    Xerox Corporation (a)                                                                41,580,000
                                                                                                     ----------
                                                                       (COST $34,820,215)            44,870,300
                                                                                                     ----------
TOTAL COMMON AND PREFERRED STOCKS (113.1%)                            (COST $857,833,159)         1,491,824,793
                                                                                                  -------------


Principal Amount             CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES  (1.9%)
------------------------------------------------------------------------------------------------------------------------------------
$25,000,000     General Motors Nova Scotia Finance Company
                   6.85% Guaranteed Notes due 10/15/08                 (COST $24,210,900)            24,812,500
                                                                                                     ----------

8        STATEMENT OF INVESTMENTS June 30, 2007 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                      Value
      Shares    SHORT-TERM SECURITY AND OTHER ASSETS                                                (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
   1,054,428    SSgA Prime Money Market Fund (0.1%)                     (COST $1,054,428)            $1,054,428
                                                                                                     ----------
TOTAL INVESTMENTS (e) (115.1%)                                        (COST $883,098,487)         1,517,691,721
  Cash, receivables and other assets less liabilities (0.1%)                                          1,393,009
PREFERRED STOCK (-15.2%)                                                                           (200,000,000)
                                                                                                   ------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                     $1,319,084,730
                                                                                                 ==============


 (a) Non-income producing security.
 (b) Securities which have been held for less than one year.
 (c) 1,000,000 shares held by custodian in a segregated custodian account as collateral for short positions, if any.
 (d) Restricted security of an affiliate acquired 11/7/06.
 (e) At June 30, 2007:
     (1) the cost of investments  for Federal  income tax purposes was the same as the cost for financial  reporting purposes,
     (2) aggregate gross unrealized appreciation was $639,170,422,
     (3) aggregate gross unrealized depreciation was $4,577,188, and
     (4) net unrealized appreciation was $634,593,234.

 (see notes to financial statements)

          STATEMENT OF CALL OPTIONS WRITTEN June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

   Contracts                                                                                      Value
(100 shares each)   COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE                                 (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND INFORMATION SERVICES
------------------------------------------------------------------------------------------------------------------------------------
   446          Avaya Inc./January '08/$17.50                       (PREMIUMS RECEIVED $23,085)  $15,610
                                                                                                 =======

(see notes to financial statements)
------------------------------------------------------------------------------------------------------------------------------------

               PORTFOLIO DIVERSIFICATION June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

The diversification of the Company's net assets applicable to its Common Stock by industry group as of June 30, 2007 and 2006 is shown in the following table.

                                                                                Percent Common Net Assets*
                                                  June 30, 2007                           June 30
                                     --------------------------------------     --------------------------
Industry Category                           Cost(000)       Value(000)              2007          2006
--------------------------------    --------------------  -----------------     -----------   -----------
Finance and Insurance
   Banking                                   $21,167         $82,816                  6.3%          9.5%
   Insurance                                  78,617         205,714                 15.6          16.4
   Other                                      16,825          29,019                  2.2           1.4
                                            --------       ---------               ------        ------
                                             116,609         317,549                 24.1          27.3
                                            --------       ---------               ------        ------
Oil and Natural Gas (Including Services)     133,871         229,872                 17.4          20.1
Retail Trade                                  85,723         220,179                 16.7          18.4
Communications and Information Services      109,844         141,475                 10.7           5.4
Consumer Products and Services                80,609         102,481                  7.8           5.9
Computer Software and Systems                 68,509          84,287                  6.4           3.5
Building and Real Estate                      31,628          84,150                  6.4           5.9
                                            --------       ---------               ------        ------
Health Care
    Pharmaceuticals                           30,509          59,096                  4.5           7.9
    Medical Instruments and Devices              456           8,816                  0.6           1.9
                                            --------       ---------               ------        ------
                                              30,965          67,912                  5.1           9.8
                                            --------       ---------               ------        ------
Miscellaneous**                               71,645          74,153                  5.6           5.1
Environmental Control (Including Services)    39,286          53,563                  4.1           4.2
Aerospace/Defense                             47,844          51,119                  3.9             -
Technology                                    34,820          44,870                  3.4           2.3
Machinery & Equipment                         12,430          25,990                  2.0           1.3
Metals                                        18,261          19,038                  1.4             -
Electronics                                        -               -                    -           1.4
Semiconductors                                     -               -                    -           0.2
Special Holdings                                   -               -                    -           0.0
                                            --------       ---------               ------        ------
                                             882,044       1,516,638                115.0         110.8
Short-Term Securities                          1,054           1,054                  0.1           6.9
                                            --------       ---------               ------        ------
    Total Investments                       $883,098       1,517,692                115.1         117.7
                                            ========
Other Assets and Liabilities - Net                             1,393                  0.1           0.0
Preferred Stock                                             (200,000)               (15.2)        (17.7)
                                                           ---------               ------        ------
Net Assets Applicable to Common Stock                     $1,319,085                100.0%        100.0%
                                                          ==========               ======        ======

*    Net Assets applicable to the Company's Common Stock.
**  Securities which have been held for less than one year, not previously disclosed and not restricted.

9                   NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. The restricted security is valued at par value (cost), divided by the conversion price of $6.00 multiplied by the last reported sales price of the publicly traded common stock of the corporation.

b. OPTIONS The Company may purchase and write (sell) put and call options. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis for the securities purchased by the Company. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

e.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 29,224,898 shares and 8,000,000 shares, respectively, were outstanding at June 30, 2007.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

     Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

10             NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.) Transactions in Common Stock during the six months ended June 30, 2007 and the year ended December 31, 2006 were as follows:

                                                                              SHARES                      AMOUNT
                                                                       ------------------        ------------------------
                                                                          2007      2006              2007        2006
                                                                       ------------------        ------------------------
Treasury shares issued in payment of dividends and distributions           -       1,326,499         -         $1,326,499
Increase in paid-in capital                                                                          -         47,422,339
                                                                                                 ----------    ----------
   Total increase                                                                                    -         48,748,838
                                                                                                 ----------    ----------
Shares purchased (at an average discount from net
   asset value of 10.3% and 9.0%, respectively)                           364,300     787,700     ($364,300)     (787,700)
Decrease in paid-in capital                                                                     (13,978,813)  (28,298,392)
                                                                                                 ----------    ----------
   Total decrease                                                                               (14,343,113)  (29,086,092)
                                                                                                 ----------    ----------
Net increase (decrease)                                                                        ($14,343,113)  $19,662,746
                                                                                                ===========   ===========

At June 30, 2007, the Company held in its treasury 2,006,665 shares of Common Stock with an aggregate cost in the amount of $71,830,884. Distributions for tax and book purposes are substantially the same.

3. OFFICERS' COMPENSATION - The aggregate compensation paid by the Company during the six months ended June 30, 2007 to its officers (identified on back cover) amounted to $3,636,250.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2007 amounted to $334,626,356 and $345,148,409.

5. BENEFIT PLANS - The Company has funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost of the plans for the six months ended June 30, 2007 were:

                     Service cost                        $150,780
                     Interest cost                        360,149
                     Expected return on plan assets      (626,687)
                     Amortization of:
                       Prior service cost                  11,046
                     Recognized net actuarial loss (gain)  48,104
                                                          -------
                     Net periodic benefit cost (income)  ($56,608)
                                                          =======

The Company also has funded and unfunded defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for the six months ended June 30, 2007 was $449,881. The unfunded liability at June 30, 2007 was $3,306,942.

Effective December 31, 2006, the Company adopted the recognition provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 158 "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans" ("FAS158") which was released on September 2006. FAS 158 improves financial reporting by requiring employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the statement of assets and liabilities and to recognize changes in funded status in the year in which the changes occur through other comprehensive income.

6. OPERATING LEASE COMMITMENTS - In July 1992, the Company entered into an operating lease agreement for office space which expires on December 31, 2007 and provided for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received a specified number of months of free rent beginning in December 1992 and escalation clauses relating to rent charges, operating costs, and real property taxes.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires on December 31, 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 in 2007. The Company will also be charged its proportionate share of operating expenses and real property taxes under the sublease.

Net rental expense approximated $156,000 for the six months ended June 30, 2007. On a gross basis, minimum rental commitments under the operating lease are approximately $505,000 in 2007.

In June 2007, the Company entered into an operating lease agreement for new office space which expires in February 2018 and provides for future rental payments in the aggregate amount of approximately $10.8 million. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construction of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates.

Minimum rental commitments under the operating lease are approximately $0.9 million in 2008 and $1.0 million per annum in 2009 through 2012, $1.1 million in 2013 through 2017 and $0.1 million in 2018.

7. RECENT ACCOUNTING PRONOUNCEMENTS - On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the Company.

11      MAJOR STOCK CHANGES* Three Months Ended June 30, 2007 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                            SHARES HELD
INCREASES                                                                  SHARES          JUNE 30, 2007
-----------------------------------------------------------------------------------------------------------------
NEW POSITIONS
   Carpenter Technology Corporation                                        146,100             146,100
   Dow Jones & Company, Inc..                                              525,000             525,000
   Intermec, Inc.                                                               -              130,000 (a)
   Nestle S.A.                                                              41,000              41,000
   Target Corporation                                                      483,000             483,000
   United Technologies Corporation                                         325,000             325,000
   Waste Management, Inc.                                                  680,000             680,000

ADDITIONS
   Bank of America Corporation                                              80,000             350,000
   Dell Inc.                                                               309,000           1,360,000
   M&T Bank Corporation                                                     15,000             315,000
   QUALCOMM Incorporated                                                   100,000             800,000
   Sprint Nextel Corporation                                                40,000           1,225,000
   Textron Inc.                                                              4,900             254,900
   Wachovia Corporation                                                     10,136             625,000

DECREASES
------------------------------------------------------------------------------------------------------------------
ELIMINATIONS
   American Tower Corporation                                              100,000                   -
   Cephalon, Inc.                                                           50,000                   -
   MedImmune, Inc.                                                         355,000                   -
   Pfizer Inc                                                              528,000                   -
   Rio Tinto plc ADR                                                        65,000                   -
   SunTrust Banks, Inc.                                                    160,000                   -

REDUCTIONS
   The Allstate Corporation                                                 10,000             275,000
   Apache Corporation                                                      225,000             600,000
   Avaya Inc.                                                              209,000             346,000 (a)
   AXIS Capital Holdings Limited                                            35,000             365,000
   Costco Wholesale Corporation                                             70,000             630,000
   Dollar General Corporation                                            1,384,000             591,000
   Everest Re Group, Ltd.                                                   80,000             390,000
   General Motors Nova Scotia Finance Company 6.85%
      Guaranteed Notes Due 10/15/08                                     $5,000,000         $25,000,000
   The Home Depot, Inc.                                                    192,000           1,378,000
   Medtronic, Inc.                                                          70,000             170,000
   MetLife, Inc.                                                            10,000             265,000
   MFA Mortgage Investments, Inc.                                           11,700             913,300
   Microsoft Corporation                                                   300,000             420,000
   PartnerRe Ltd.                                                            5,000             310,000
   Republic Services, Inc.                                                 881,000             881,500
   Transatlantic Holdings, Inc.                                             30,000             175,000

*    Excludes transactions in Common and Preferred Stocks - Miscellaneous - Other.
(a)  Shares purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.

                           OTHER MATTERS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 10, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2007 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission ("SEC") as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may also be obtained by calling us at 1-800-436-8401.

On May 2, 2007, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

                                    DIRECTORS
--------------------------------------------------------------------------------

                           Spencer Davidson, Chairman
               Joseph T. Stewart, Jr., Lead Independent Director

    Arthur G. Altschul, Jr.                      Sidney R. Knafel
    Rodney B. Berens                             Daniel M. Neidich
    Lewis B. Cullman                             D. Ellen Shuman
    Gerald M. Edelman                            Raymond S. Troubh
    John D. Gordan, III

                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Peter P. Donnelly, Vice-President & Trader
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
     Chief Compliance Officer
Jesse R. Stuart, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of
GENERAL AMERICAN INVESTORS COMPANY, INC.
     We have reviewed the accompanying statement of assets and liabilities of General American Investors Company, Inc., including the statement of investments, as of June 30, 2007, and the related statements of operations and changes in net assets and financial highlights for the six-month period ended June 30, 2007. These financial statements and financial highlights are the responsibility of the Company's management.
     We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
     Based on our review, we are not aware of any material modifications that should be made to the interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States.
     We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2006 and financial highlights for each of the five years in the period then ended and in our report, dated January 17, 2007, we expressed an unqualified opinion on such financial statements and financial highlights.


New York, New York                                            ERNST & YOUNG LLP
August 6, 2007

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM. 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS


                                                   REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                               (c) Total Number of Shares      (d) Maximum Number (or Approximate
  Period         (a) Total Number         (b) Average Price    (or Units) Purchased as Part     Dollar Value) of Shares (or Units)
                     of Shares               Paid per Share       of Publicly Announced         that May Yet Be Purchased Under
   2007         (or Units) Purchased            (or Unit)           Plans or Programs               the Plans or Programs
------------------------------------------------------------------------------------------------------------------------------------
01/01-01/31                -                       -                    -                        616200

02/01-02/28            10800                  37.6036               10800                        605400

03/01-03/31            34100                  37.1726               34100                        571300

04/01-04/30            94900                  38.1999               94900                        476400

05/01-05/31           110900                  39.7385              110900                        365500

06/01-06/30           113600                  40.8207              113600                        251900
                     -------                 --------              ------                        ------
Total                 364300                                       364300
                     =======                                       ======

        Note - On January 17, 2007, the Board of Directors authorized and the registrant announced the repurchase of up to 250,000 shares of the registrant's common stock when the shares are trading at a discount from the underlying net asset value of at least 8%.  This represented a continuation of a repurchase program which began in March 1995.  As of the beginning of the period, January 1, 2007, there were 366,200 shares available for repurchase under such authorization.  As of the end of the period, June 30, 2007, there were 251,900 shares  available for repurchase under this program.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors as set forth in the registrant's Proxy Statement, dated February 28, 2007.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of July 11, 2007, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the "Registrant"), including the principal executive officer ("PEO") and principal financial officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of July 11, 2007, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure:(1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission, and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely discussions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration

Date: August 6, 2007

     Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Spencer Davidson
    Spencer Davidson
    Chairman, President and Chief Executive Officer
    (Principal Executive Officer)

Date: August 6, 2007

By: /s/Eugene S. Stark
    Eugene S. Stark
    Vice-President, Administration
    (Principal Financial Officer)

Date: August 6, 2007